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                          MASSACHUSETTS INVESTORS TRUST
                                MFS RESEARCH FUND
                              MFS WORLD EQUITY FUND
                            MFS STRATEGIC GROWTH FUND
                              MFS HIGH INCOME FUND
                            MFS STRATEGIC INCOME FUND


                      Supplement to the Current Prospectus


         During the period from October 1, 1997 through December 31, 1997 (unless extended by MFS Fund Distributors, Inc. ("MFD")) (the "Sales Period"), MFD will pay NatCity Investments, Inc. 100% of the applicable sales charge on sales of Class A shares of the Fund sold by them during the Sales Period. In addition, MFD will pay NatCity Investments, Inc. an additional commission equal to 0.50% of the net asset value of all of the Class B shares of the Fund sold by them during the Sales Period.



                The date of this Supplement is October 1, 1997.